UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2009 (December 3, 2009)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive

San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Company’s Executive Leadership Plan (formerly Senior Leadership Plan)

On December 3, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Brocade Communications Systems, Inc. (the “Company”) amended the Company’s Senior Leadership Plan, now referred to as the Executive Leadership Plan (the “Leadership Plan”), effective as of fiscal year 2010. The criteria relating to the Company’s performance for the annual incentive targets under the Leadership Plan was amended to be subject to achievement of certain Company non-GAAP operating income targets (75%) and revenue targets (25%), as compared to certain Company non-GAAP operating income targets (100%) under the prior plan.

A copy of the Leadership Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

New Form of Performance-Based Restricted Stock Unit Agreement

In addition, the Committee approved a new form of restricted stock unit agreement (market stock units) for the grant of certain performance-based equity awards under the Company’s 2009 Stock Plan. The terms of the form of restricted stock unit agreement provide for the grant of a variable number of restricted stock units subject to performance of the Company’s common stock as compared to the NASDAQ-100 Tracking Stock Index (NASDAQ: QQQQ) over a specified performance period. In addition, the restricted stock units may be subject to certain acceleration of vesting in connection with a change in control. For example, fifty percent (50%) of the restricted stock units may vest immediately upon the change in control, with the remaining fifty percent (50%) vesting upon the one-year anniversary of the change in control, unless vested earlier, in each case, in accordance with any applicable change of control agreement between grantee and the Company, and subject to continued employment through the applicable vesting date(s).

A copy of the form of the restricted stock unit agreement (market stock units) is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1*	Executive Leadership Plan (formerly Senior Leadership Plan), as amended as of December 3, 2009.

10.2*	Form of Restricted Stock Unit Agreement (Market Stock Units) under the 2009 Stock Plan.

*	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: December 9, 2009	By:	/S/ RICHARD DERANLEAU
Richard Deranleau
Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1*	Executive Leadership Plan (formerly Senior Leadership Plan), as amended as of December 3, 2009.

10.2*	Form of Restricted Stock Unit Agreement (Market Stock Units) under the 2009 Stock Plan.

*	Indicates management contract or compensatory plan or arrangement.

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